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                                      FIRST                        EXHIBIT 10.11
                      EXTENSION AND MODIFICATION AGREEMENT

         THIS AGREEMENT, made and entered into as of the 15th day of March, 1999, by and between EBS BUILDING, L.L.C., having its principal place of business at 800 Market Street, St. Louis, Missouri, 63101 (hereinafter referred to as "Borrower" whether one or more persons) and FIRST BANK with its office at 11901 Olive, St. Louis, Missouri, 63141 (hereinafter referred to as "Lender");

         WITNESSETH:

         WHEREAS, Lender extended certain financing to Borrower in the amount of Two Million Dollars ($2,000,000.00) (the "Loan") pursuant to the terms of a certain Credit Agreement dated the 16th of March, 1998, between Lender and Borrower (the "Loan Agreement");

         WHEREAS, Borrower executed and delivered that certain promissory note (hereinafter referred to as the "Note" whether one or more) to evidence the Loan for the sum of Two Million Dollars ($2,000,000.00) dated March 16, 1998, payable to the order of First Bank on March 15, 1999,

         WHEREAS, the Note is secured by, among other things, a certain Deed of Trust and Security Agreement executed by EBS Building, L.L.C. dated as of March 16, 1998, and recorded in Book 1374 at Page 1226 in the Recorder's office of St. Louis City, at St. Louis, Missouri, which constitutes a lien on the real estate described on Exhibit A, attached hereto and incorporated herein (hereinafter referred to as the "Mortgage"); and

         WHEREAS, the amount of Two Million Dollars ($2,000,000.00) is now unpaid and unsatisfied; and

         WHEREAS, Borrower is the owner of the real estate covered by the Mortgage described herein; and

         WHEREAS, Borrower desires to renew, extend and modify the Note and Mortgage as herein stated.

         NOW, THEREFORE, in consideration of the extension of the time of payment of the principal sum, the forbearance of Lender from exercising certain rights and remedies, and certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, but subject to all the conditions and provisions contained in the Note, the Mortgage, and all other documents evidencing or securing the Loan (the "Loan Documents"), except as herein modified, Borrower hereby agrees to and with Lender and its successors and assigns as follows:


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         A.   All capitalized terms used herein, except as modified hereby shall have the same meanings as set forth in the Loan Documents.

         B. The maturity date of the Note is hereby extended from March 15, 1999, to April 15, 1999, at which time the Note shall mature and be payable without notice or demand.

         C. Prior to maturity, whether by acceleration or otherwise, interest shall continue to be payable at the rate specified in the Note on the first day of each month.

         D. Borrower specifically understands and agrees that Lender is consenting to the foregoing extension and modification of the Note in reliance upon all of the security previously pledged to Lender as security for the repayment of the Note.

         E. Borrower hereby confirms and ratifies the Note, and any agreement securing or related to the Note as renewed and modified hereby. This is a renewal and modification of the Note and not a replacement or novation thereof. If for any reason this Agreement is invalid, the Note shall be enforceable according to its original terms as heretofore amended.

         F. Borrower shall reimburse Lender for all expenses, including reasonable attorneys' fees incurred by Lender in connection with this transaction.

         G. Borrower represents to Lender and agrees that the lien of the original Mortgage and the covenants and agreements therein, and in the Note and other obligations secured thereby, except as herein modified, shall be and remain in full force and effect, subject to all the conditions and provisions contained in the Note, the Mortgage, the Loan Documents, or any other documents evidencing or securing the Loan.

         H. Borrower shall obtain a title endorsement to the loan policy of title insurance in favor of Lender confirming the ownership of the Property by Borrower, and updating the effective date thereof to the date of the recording of this Agreement and adding this Agreement to Schedule A of such loan policy of title insurance. Such title endorsement shall be in form and substance satisfactory to the Lender and shall contain no exceptions to title having priority over the lien of the Mortgage as amended hereby.

         I. Borrower represents to Lender that Borrower has no defenses, set-offs, claims, actions, causes of action, damages, demands or any other claims of any kind or nature whatsoever, whether asserted or unasserted, against Lender as of the date hereof with respect to any action previously taken or not taken by Lender.

         Without limiting the generality of the foregoing, Borrower waives, releases and forever discharges Lender and Lender's employees, agents, officers and directors from and against any and all rights, claims, action, causes of action, damages, demands, incidental or consequential damages and all other claims of whatsoever nature which may now exist or which may later accrue or arise out of any dealings between them occurring on or before the date of this Agreement.
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         J.   Borrower further acknowledges and agrees that the Lender is specifically relying upon the representations, warranties, and agreements contained herein and that this Agreement is being executed by Borrower and delivered to Lender as a material inducement to the Lender to forbear from exercising contractual remedies available to Lender, including foreclosure, attachment, and prosecution in collection of the outstanding indebtedness under the Note and all security interests, encumbrances, liens, deeds of trust, mortgages and other collateral given as security therefore.

         K. Borrower represents and warrants to Lender that no Event of Default, or default exists under the Note, the Mortgage, the Loan Documents, or any other documents evidencing or securing the Loan as of the date hereof.

         L. This Agreement shall not be deemed to constitute an alteration, waiver, annulment, or variation of any of the terms and conditions of the Note (as heretofore amended), the Mortgage, the Loan Documents, or any other documents evidencing or securing the Loan except as expressly set forth herein. Any term or condition of the Note, the Mortgage, the Loan Documents, or any other documents evidencing or securing the Loan that is inconsistent with this Agreement is deemed modified to be consistent herewith. If, for any reason, this Agreement is invalid, the Note shall be enforceable in accordance with its original form as heretofore amended.

         The aggregate principal amount due and owing under the Note as of the date hereof is Two Million Dollars ($2,000,000.00).

         M. The obligations evidenced in this Extension and Modification Agreement are secured by a Deed of Trust and Security Agreement executed on the 16th day of March, 1998, containing provisions regarding future advances and future obligations pursuant to Section 443.055 RSMo. and which is a lien on the Property (and which may be secured by other property).

         N. No amendment, modification, supplement, termination, consent or waiver of any provision of this Agreement, nor consent to any departure therefrom, will in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement is to be effective only in the specific instance and for the specific purpose for which given.

         O. Captions contained in this Agreement have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

         P. For purposes of executing this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any


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facsimile or telecopy document is to be reexecuted in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Paragraph.

         Q. This Agreement may be executed by the parties on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart.
         1. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, letters of intent, understandings, negotiations and discussions of the parties, whether oral or written.

         R. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

         S. This Agreement and the rights and obligations of the parties hereunder are to be governed by and construed and interpreted in accordance with the laws of the State of Missouri applicable to contracts made and to be performed wholly within Missouri, without regard to choice or conflict of laws rules.

         T. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

         U. All provisions of this Agreement are binding upon, inure to the benefit of, and are enforceable by or against, the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


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         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the day and year first above written.

                                    EBS BUILDING, L.L.C.

                                    By:  PricewaterhouseCoopers, LLP, manager
(SEAL)

                                            By:      /s/ Keith F. Cooper
                                               ----------------------------
                                               Keith F. Cooper, Partner

                                    FIRST BANK


                                    By:      /s/ Russell L. Whites
                                       ------------------------------------
                                       Russell L. Whites, Vice President



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STATE OF GEORGIA     )
                     )       SS.
COUNTY OF FULTON     )

         On this 19th day of March, 1999, before me, personally appeared Keith
F. Cooper, to me personally known, who, being duly sworn, did say that he is a of PricewaterhouseCoopers, LLP, a limited liability partnership, and the said limited liability partnership is the manager of EBS Building, L.L.C., a limited liability company; and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county or city and state aforesaid, the day and year last above written.


                                             /s/ Penny Mosley
                                    --------------------------------
                                    Notary Public

My Term Expires:   Notary Public, Cobb County, Georgia
                   My Commission Expires April 17, 1999


STATE OF MISSOURI    )
                     )       SS.
COUNTY OF ST. LOUIS  )

         On this 15th day of March, 1999, before me appeared Russell L. Whites, to me personally known, who, being by me duly sworn, did say that he is a Vice President of First Bank, a Missouri banking corporation and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Russell L. Whites, acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed an official seal at my office in the county or city and state aforesaid, the day and year last above written.


                                             /s/ Marsha A. Woods
                                    --------------------------------
                                    Notary Public

My Term Expires:  July 1, 2001